UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 7044

The Dreyfus Socially Responsible Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/14

FORM N-CSR

Item 1.                         Reports to Stockholders.

The Dreyfus Socially
Responsible
Growth Fund, Inc.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
21	Notes to Financial Statements
30	Report of Independent Registered Public Accounting Firm
31	Important Tax Information
32	Information About the Renewal of the Fund’s Management Agreement
37	Board Members Information
40	Officers of the Fund
FOR MORE INFORMATION
Back Cover

The Dreyfus Socially Responsible
Growth Fund, Inc.

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Socially Responsible Growth Fund, covering the 12-month period from January 1, 2014, through December 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

While U.S. equities’ 2014 gains fell short of their impressive 2013 performance, some broad measures of stock market performance posted their sixth consecutive year of positive results. Investor sentiment remained strong in an environment of sustained economic growth, rising corporate profits, muted inflation, and historically low interest rates. It also is noteworthy that stocks advanced despite persistent headwinds stemming from a sluggish global economy, which was characterized by economic weakness in Europe, Japan and China; intensifying geopolitical conflicts; and plummeting commodity prices.

Many economists appear to be optimistic about the prospects for 2015. Our own analysts agree and, in light of the ongoing benefits of low interest rates and depressed energy prices, see the potential for a somewhat faster pace of global growth in 2015 than in 2014. U.S. economic growth also seems poised to accelerate, largely due to the fading of drags from tight fiscal policies adopted in the wake of the Great Recession. Of course, a number of risks to U.S. and global economic growth remain, and changing conditions in 2015 are likely to benefit some industry groups more than others. That’s why we urge you to talk regularly with your financial advisor about the potential impact of macroeconomic developments on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
January 15, 2015

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2014, through December 31, 2014, as provided by Warren Chiang, C.Wesley Boggs, Ronald Gala and William Cazalet, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2014, The Dreyfus Socially Responsible Growth Fund’s Initial shares produced a total return of 13.45%, and the fund’s Service shares returned 13.13%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500 Index”), produced a total return of 13.66% for the same period.2

U.S. equities advanced during the reporting period when a domestic economic recovery gained momentum. The fund’s returns underperformed its benchmark, as strong results in the information technology and industrials sectors were balanced by shortfalls in the energy and financials sectors.

The Fund’s Investment Approach

The fund seeks capital growth, with current income as a secondary objective. To pursue these goals, the fund invests at least 80% of its net assets in the common stocks of companies that, in our opinion, meet traditional investment standards while simultaneously conducting their businesses in a manner that contributes to the enhancement of the quality of life in America. In selecting stocks, we use quantitative research to identify and rank stocks within an industry or sector. Next, using fundamental analysis, we designate the most attractive of the higher ranked securities as potential purchase candidates.We then evaluate whether each company meets the fund’s socially responsible investment criteria in order to determine whether the company is eligible for purchase or retention by the fund. With respect to those eligible securities, we then select investments that we consider to be the most attractive based on financial considerations.

The fund normally focuses on large-cap growth stocks; however, the fund also may invest in value-oriented stocks, midcap stocks and small-cap stocks.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Stocks Climbed despite Global Headwinds

U.S. stocks began 2014 in the midst of a rally fueled by falling unemployment and intensifying manufacturing activity, but they gave up some of their gains in January when concerns arose regarding economic and political instability in the emerging markets. In addition, U.S. GDP contracted at an annualized 2.1% rate over the first quarter of 2014 due to the dampening effects of severe winter weather.

Equities began to rebound in February, and the S&P 500 Index climbed to new highs through the beginning of July as it became clear that the economic recovery was back on track. Investors also responded positively to low inflation and expectations that short-term interest rates would stay low. In fact, the U.S. economy rebounded at a robust 4.6% annualized rate during the second quarter of the year.

The market encountered renewed volatility in July and September when disappointing economic data from Europe, China, and Japan sparked concerns that a faltering global economy might derail the U.S. expansion.After a bout of heightened volatility, investors appeared to shrug off these concerns amid reports of strong corporate earnings and solid domestic economic data, including an estimated 5.0% annualized GDP growth rate for the third quarter. Stocks generally rebounded, but ongoing turmoil in overseas markets and plummeting commodity prices caused investors to turn from smaller growth companies toward very large, traditionally defensive stocks with high dividend yields. In this environment, large-cap stocks substantially outperformed small-cap stocks.

Industrial and Technology Stocks Bolstered Relative Results

Our quantitative models worked well during the reporting period, as valuation, earnings, and volatility factors generally proved effective.The fund achieved especially strong results in the information technology sector, where semiconductor equipment maker Applied Materials advanced after higher enterprise spending among its customers boosted earnings forecasts. In the industrials sector, Southwest Airlines climbed strongly due to falling fuel costs and strong operational management. Among consumer discretionary stocks, investors responded positively to strong earnings and a favorable outlook from diversified hospitality company Marriott International, Cl. A.

Disappointments during the reporting period included several holdings in the energy sector — including Denbury Resources, ConocoPhillips, and Devon Energy — that were hurt by plummeting oil prices, particularly after the Organization of the Petroleum Exporting Countries (OPEC) left production targets unchanged. Shortfalls in the financials sector were spread among a number of holdings.

Our environmental, social, and governance (“ESG”) criteria led to some changes in the fund’s holdings over the reporting period. Most notably, we added a position in papermaker Kimberly-Clark, which has demonstrated its commitment to fighting illegal logging and obtaining pulp from sustainable sources. In contrast, we eliminated a position in fashion accessories seller Michael Kors Holdings, which has not yet signed fire and safety agreements covering its factories in Bangladesh.

Doing Well While Doing Good

We have remained cautiously optimistic regarding U.S. stocks. Despite economic struggles in overseas markets and falling commodity prices, we expect the U.S. economic recovery to continue to support corporate earnings.As always, we intend to employ our disciplined process to identify socially responsible companies with the strengths required to prosper as economic and market conditions evolve.

January 15, 2015

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s socially responsible investment criteria may limit the number of investment opportunities available to the fund, and as a result, at times, the fund may produce more modest gains than funds that are not subject to such special investment considerations.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of The Dreyfus Socially Responsible Growth Fund, Inc. made available through insurance products may be similar to other funds managed by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2 SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 12/31/14
	1	Year	5 Years	10 Years
Initial shares	13.45%		14.61%	7.78%
Service shares	13.13%		14.31%	7.51%
Standard & Poor’s 500
Composite Stock Price Index	13.66%		15.44%	7.67%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of The Dreyfus Socially Responsible Growth Fund, Inc. on 12/31/04 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.

The fund’s Initial shares are not subject to a Rule 12b-1 fee.The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses for Initial and Service shares.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Socially Responsible Growth Fund, Inc. from July 1, 2014 to December 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2014

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.23	$5.56
Ending value (after expenses)	$1,045.00	$1,043.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2014

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.18	$5.50
Ending value (after expenses)	$1,021.07	$1,019.76

† Expenses are equal to the fund’s annualized expense ratio of .82% for Initial shares and 1.08% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2014

Common Stocks—98.7%	Shares		Value ($)
Banks—1.9%
Comerica	92,700		4,342,068
KeyCorp	74,850		1,040,415
			5,382,483
Capital Goods—10.1%
3M	16,550		2,719,496
Caterpillar	36,800		3,368,304
Cummins	10,200		1,470,534
Fluor	21,850		1,324,766
General Electric	73,750		1,863,663
Ingersoll-Rand	39,800		2,522,922
Jacobs Engineering Group	20,650	[a]	922,848
Lockheed Martin	16,350		3,148,519
Masco	113,850		2,869,020
Pall	8,300		840,043
Parker Hannifin	20,100		2,591,895
Rockwell Automation	6,100		678,320
Snap-on	18,250		2,495,505
Textron	37,500		1,579,125
			28,394,960
Commercial & Professional Services—.9%
Pitney Bowes	103,500		2,522,295
Consumer Durables & Apparel—.5%
PVH	11,000		1,409,870
Consumer Services—2.2%
Marriott International, Cl. A	79,550		6,207,286
Diversified Financials—5.2%
American Express	46,250		4,303,100
Franklin Resources	62,800		3,477,236
Northern Trust	20,700		1,395,180
T. Rowe Price Group	63,150		5,422,059
			14,597,575

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Energy—8.5%
Baker Hughes	59,900		3,358,593
ConocoPhillips	65,950		4,554,507
Denbury Resources	179,150	[b]	1,456,489
Devon Energy	23,100		1,413,951
EOG Resources	13,450		1,238,342
Hess	13,450		992,879
Marathon Petroleum	31,250		2,820,625
National Oilwell Varco	34,150		2,237,850
ONEOK	24,600		1,224,834
Phillips 66	19,450		1,394,565
Schlumberger	13,200		1,127,412
Spectra Energy	57,150		2,074,545
			23,894,592
Food, Beverage & Tobacco—4.5%
Campbell Soup	31,300		1,377,200
Coca-Cola Enterprises	94,550		4,181,001
McCormick & Co.	15,100		1,121,930
Mondelez International, Cl. A	105,400		3,828,655
PepsiCo	23,600		2,231,616
			12,740,402
Health Care Equipment & Services—4.3%
Aetna	17,200		1,527,876
AmerisourceBergen	32,000		2,885,120
Becton Dickinson & Co.	17,825		2,480,527
Cardinal Health	14,700		1,186,731
Cigna	15,000		1,543,650
Edwards Lifesciences	18,400	[a]	2,343,792
			11,967,696
Household & Personal Products—2.9%
Clorox	37,250		3,881,823
Estee Lauder, Cl. A	19,100		1,455,420

Common Stocks (continued)	Shares		Value ($)
Household & Personal Products (continued)
Kimberly-Clark	25,100		2,900,054
			8,237,297
Insurance—2.1%
ACE	10,500		1,206,240
Marsh & McLennan	55,800		3,193,992
Travelers	15,600		1,651,260
			6,051,492
Materials—6.4%
Alcoa	119,150		1,881,378
Ball	77,250		5,266,132
Dow Chemical	26,700		1,217,787
Ecolab	11,950		1,249,014
International Flavors & Fragrances	44,500		4,510,520
Sigma-Aldrich	28,350		3,891,605
			18,016,436
Media—5.4%
DIRECTV	48,200	[a]	4,178,940
Discovery Communications, Cl. A	14,800	[a]	509,860
Scripps Networks Interactive, Cl. A	49,900		3,755,973
Time Warner	29,500		2,519,890
Time Warner Cable	16,950		2,577,417
Walt Disney	16,200		1,525,878
			15,067,958
Pharmaceuticals, Biotech &
Life Sciences—13.1%
Agilent Technologies	81,250		3,326,375
Allergan	10,950		2,327,860
AstraZeneca, ADR	27,050		1,903,779
Biogen Idec	13,050	[a]	4,429,823
Bristol-Myers Squibb	32,800		1,936,184
Eli Lilly & Co.	21,100		1,455,689

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
Gilead Sciences	58,350	[a]	5,500,071
Merck & Co.	92,600		5,258,754
Novartis, ADR	6,250		579,125
PerkinElmer	79,500		3,476,535
Thermo Fisher Scientific	9,400		1,177,726
Waters	33,650	[a]	3,793,028
Zoetis	41,500		1,785,745
			36,950,694
Retailing—1.4%
Gap	91,400		3,848,854
Semiconductors &
Semiconductor Equipment—2.1%
Applied Materials	131,000		3,264,520
Intel	73,200		2,656,428
			5,920,948
Software & Services—10.5%
Accenture, Cl. A	31,550		2,817,730
CA	32,950		1,003,327
Citrix Systems	22,300	[a]	1,422,740
Cognizant Technology Solutions, Cl. A	15,100	[a]	795,166
Computer Sciences	23,300		1,469,065
Google, Cl. A	1,160	[a]	615,566
Google, Cl. C	1,140	[a]	600,096
International Business Machines	19,725		3,164,679
Intuit	45,750		4,217,693
Microsoft	102,850		4,777,383
Oracle	75,325		3,387,365
Symantec	50		1,283
Teradata	64,500	[a]	2,817,360
Xerox	169,600		2,350,656
			29,440,109

Common Stocks (continued)	Shares		Value ($)
Technology Hardware &
Equipment—9.7%
Apple	97,300		10,739,974
Cisco Systems	132,075		3,673,666
Corning	172,800		3,962,304
EMC	51,625		1,535,328
Hewlett-Packard	127,100		5,100,523
Jabil Circuit	50		1,091
Motorola Solutions	16,700		1,120,236
Seagate Technology	16,900		1,123,850
			27,256,972
Telecommunication Services—.9%
Verizon Communications	54,100		2,530,798
Transportation—4.7%
Expeditors International of
Washington	31,100		1,387,371
Norfolk Southern	30,650		3,359,546
Southwest Airlines	152,700		6,462,264
Union Pacific	15,900		1,894,167
			13,103,348
Utilities—1.4%
NextEra Energy	25,600		2,721,024
PG&E	22,100		1,176,604
			3,897,628
Total Common Stocks
(cost $208,433,845)			277,439,693

Other Investment—1.4%
Registered
Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,814,776)	3,814,776	[c]	3,814,776

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $1,507,543)	1,507,543 [c]	1,507,543
Total Investments (cost $213,756,164)	100.6%	282,762,012
Liabilities, Less Cash and Receivables	(.6%)	(1,646,735)
Net Assets	100.0%	281,115,277

ADR—American Depository Receipts

a Non-income producing security.
b Security, or portion thereof, on loan.At December 31, 2014, the value of the fund’s securities on loan was
$1,441,921 and the value of the collateral held by the fund was $1,507,543.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Pharmaceuticals,		Consumer Services	2.2
Biotech & Life Sciences	13.1	Insurance	2.1
Software & Services	10.5	Semiconductors &
Capital Goods	10.1	Semiconductor Equipment	2.1
Technology Hardware & Equipment	9.7	Banks	1.9
Energy	8.5	Money Market Investments	1.9
Materials	6.4	Retailing	1.4
Media	5.4	Utilities	1.4
Diversified Financials	5.2	Commercial & Professional Services	.9
Transportation	4.7	Telecommunication Services	.9
Food, Beverage & Tobacco	4.5	Consumer Durables & Apparel	.5
Health Care Equipment & Services	4.3
Household & Personal Products	2.9		100.6

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,441,921)—Note 1(b):
Unaffiliated issuers	208,433,845	277,439,693
Affiliated issuers	5,322,319	5,322,319
Cash		40,866
Dividends and securities lending income receivable		348,531
Prepaid expenses		8,272
		283,159,681
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		193,522
Liability for securities on loan—Note 1(b)		1,507,543
Payable for shares of Common Stock redeemed		265,651
Accrued expenses		77,688
		2,044,404
Net Assets ($)		281,115,277
Composition of Net Assets ($):
Paid-in capital		174,235,225
Accumulated undistributed investment income—net		2,772,856
Accumulated net realized gain (loss) on investments		35,101,348
Accumulated net unrealized appreciation
(depreciation) on investments		69,005,848
Net Assets ($)		281,115,277

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	270,483,004	10,632,273
Shares Outstanding	5,884,230	233,243
Net Asset Value Per Share ($)	45.97	45.58

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income ($):
Income:
Cash dividends (net of $9,563 foreign taxes withheld at source):
Unaffiliated issuers	5,112,140
Affiliated issuers	2,018
Income from securities lending—Note 1(b)	2,643
Total Income	5,116,801
Expenses:
Management fee—Note 3(a)	2,066,848
Professional fees	89,500
Directors’ fees and expenses—Note 3(d)	78,473
Prospectus and shareholders’ reports	47,194
Custodian fees—Note 3(c)	25,545
Distribution fees—Note 3(b)	24,233
Loan commitment fees—Note 2	2,285
Shareholder servicing costs—Note 3(c)	1,508
Interest expense—Note 2	84
Miscellaneous	6,978
Total Expenses	2,342,648
Less—reduction in fees due to earnings credits—Note 3(c)	(6)
Net Expenses	2,342,642
Investment Income—Net	2,774,159
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	35,125,017
Net unrealized appreciation (depreciation) on investments	(3,224,985)
Net Realized and Unrealized Gain (Loss) on Investments	31,900,032
Net Increase in Net Assets Resulting from Operations	34,674,191

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
Operations ($):
Investment income—net	2,774,159	2,904,763
Net realized gain (loss) on investments	35,125,017	24,857,613
Net unrealized appreciation
(depreciation) on investments	(3,224,985)	43,580,868
Net Increase (Decrease) in Net Assets
Resulting from Operations	34,674,191	71,343,244
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(2,824,636)	(2,903,989)
Service Shares	(79,619)	(77,437)
Net realized gain on investments:
Initial Shares	(18,473,730)	—
Service Shares	(647,248)	—
Total Dividends	(22,025,233)	(2,981,426)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Initial Shares	25,341,730	23,366,293
Service Shares	1,819,641	1,246,467
Dividends reinvested:
Initial Shares	21,298,366	2,903,989
Service Shares	726,867	77,437
Cost of shares redeemed:
Initial Shares	(53,057,045)	(35,165,859)
Service Shares	(1,143,249)	(1,245,153)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(5,013,690)	(8,816,826)
Total Increase (Decrease) in Net Assets	7,635,268	59,544,992
Net Assets ($):
Beginning of Period	273,480,009	213,935,017
End of Period	281,115,277	273,480,009
Undistributed investment income—net	2,772,856	2,902,952

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2014	2013
Capital Share Transactions:
Initial Shares
Shares sold	572,802	593,292
Shares issued for dividends reinvested	514,577	79,846
Shares redeemed	(1,207,470)	(906,877)
Net Increase (Decrease) in Shares Outstanding	(120,091)	(233,739)
Service Shares
Shares sold	41,632	31,743
Shares issued for dividends reinvested	17,672	2,140
Shares redeemed	(26,392)	(32,040)
Net Increase (Decrease) in Shares Outstanding	32,912	1,843

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Initial Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	44.09	33.24	29.91	29.90	26.26
Investment Operations:
Investment income—net[a]	.45	.46	.44	.24	.25
Net realized and unrealized
gain (loss) on investments	5.07	10.87	3.15	.04	3.62
Total from Investment Operations	5.52	11.33	3.59	.28	3.87
Distributions:
Dividends from investment income—net	(.48)	(.48)	(.26)	(.27)	(.23)
Dividends from net realized
gain on investments	(3.16)	—	—	—	—
Total Distributions	(3.64)	(.48)	(.26)	(.27)	(.23)
Net asset value, end of period	45.97	44.09	33.24	29.91	29.90
Total Return (%)	13.45	34.34	11.98	.90	14.82
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.84	.86	.85	.85	.89
Ratio of net expenses
to average net assets	.84	.86	.85	.85	.89
Ratio of net investment income
to average net assets	1.02	1.19	1.34	.80	.93
Portfolio Turnover Rate	45.05	38.81	48.84	67.88	32.75
Net Assets, end of period ($ x 1,000)	270,483	264,713	207,383	208,013	227,893

a Based on average shares outstanding.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Service Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	43.76	33.01	29.70	29.71	26.10
Investment Operations:
Investment income—net[a]	.33	.36	.36	.17	.18
Net realized and unrealized
gain (loss) on investments	5.04	10.78	3.13	.02	3.60
Total from Investment Operations	5.37	11.14	3.49	.19	3.78
Distributions:
Dividends from investment income—net	(.39)	(.39)	(.18)	(.20)	(.17)
Dividends from net realized
gain on investments	(3.16)	—	—	—	—
Total Distributions	(3.55)	(.39)	(.18)	(.20)	(.17)
Net asset value, end of period	45.58	43.76	33.01	29.70	29.71
Total Return (%)	13.13	33.99	11.70	.65	14.54
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.09	1.11	1.10	1.10	1.14
Ratio of net expenses
to average net assets	1.09	1.11	1.10	1.10	1.14
Ratio of net investment income
to average net assets	.76	.93	1.09	.55	.68
Portfolio Turnover Rate	45.05	38.81	48.84	67.88	32.75
Net Assets, end of period ($ x 1,000)	10,632	8,767	6,552	6,167	6,494

a Based on average shares outstanding.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

The Dreyfus Socially Responsible Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment com-pany.The fund’s investment objective seeks to provide capital growth. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 150 million shares of $.001 par value Common Stock in each of the following classes of shares: Initial and Service. Initial shares are subject to a Shareholder Services Plan fee and Service shares are subject to a Distribution Plan fee. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, Shareholder Services Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the proce-

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

dures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	274,956,789	—	—	274,956,789
Equity Securities—
Foreign
Common Stocks†	2,482,904	—	—	2,482,904
Mutual Funds	5,322,319	—	—	5,322,319

†	See Statement of Investments for additional detailed categorizations.

At December 31, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended December 31, 2014, The Bank of New York Mellon earned $696 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2014, were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2013 ($)	Purchases ($)	Sales ($)	12/31/2014 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	2,281,098	34,663,284	33,129,606	3,814,776	1.4
Dreyfus
Institutional
Cash Advantage
Fund	—	11,191,429	9,683,886	1,507,543.5
Total	2,281,098	45,854,713	42,813,492	5,322,319	1.9

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2014, the components of accumulated earnings on tax basis were as follows: undistributed ordinary income $4,662,944, undistributed capital gains $33,235,833 and unrealized appreciation $68,981,275.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2014 and December 31, 2013 were as follows: ordinary income $3,658,185 and $2,981,426, and long-term capital gains $18,367,048 and $0, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2014 was approximately $7,700 with a related weighted average annualized interest rate of 1.09%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

the period ended December 31, 2014, Service shares were charged $24,233 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Initial shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of the Initial shares’ average daily net assets for certain allocated expenses with respect to servicing and/or maintaining Initial shares’ shareholder accounts.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2014, the fund was charged $1,264 for transfer agency services and $104 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $6.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2014, the fund was charged $25,545 pursuant to the custody agreement.

During the period ended December 31, 2014, the fund was charged $7,771 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $179,461, Distribution Plan fees $2,246, Shareholder Services Plan fees $142, custodian fees $9,500, Chief Compliance Officer fees $1,851 and transfer agency fees $322.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2014, amounted to $123,443,150 and $149,158,756, respectively.

At December 31, 2014, the cost of investments for federal income tax purposes was $213,780,737; accordingly, accumulated net unrealized appreciation on investments was $68,981,275, consisting of $72,259,677 gross unrealized appreciation and $3,278,402 gross unrealized depreciation.

The Fund 29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
The Dreyfus Socially Responsible Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Dreyfus Socially Responsible Growth Fund, Inc., including the statement of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Socially Responsible Growth Fund, Inc., at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 11, 2015

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2014 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2015 of the percentage applicable to the preparation of their 2014 income tax returns. Also, the fund hereby reports $.1244 per share as a short-term capital gain distribution and $3.0306 per share as a long-term capital gain distribution paid on March 17, 2014.

The Fund 31

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 15-16, 2014, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (“Performance Group 1”) and with a broader group of funds (“Performance Universe 1”), with each group consisting of funds from the same Lipper Category as that of the fund, all for various periods ended May 31, 2014, (2) the fund’s performance with the performance of a group of social criteria funds from different Lipper categories included at the request of Dreyfus (“Performance Group 2”) and with a broader group of funds (“Performance Universe 2”), all for various periods ended May 31, 2014, and (3) the fund’s actual and contractual management fees and total expenses with those of groups of comparable funds identical to Performance Group 1 (“Expense Group 1”) and Performance Group 2 (“Expense Group 2”) and with broader groups of funds that included the Performance Group 1 funds (“Expense Universe 1”) and the Performance Group 2 funds (“Expense Universe 2”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Groups and Performance Universes and the Expense Groups and Expense Universes.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was, for the various periods, above the Performance Group 1, Performance Universe 1, Performance Group 2 and Performance Universe 2 medians , except for the two-year period when the fund’s performance was below the Performance Group 1 and Performance Group 2 medians, the three-year period when the fund’s performance was at the Performance Group 2 median and the ten-year period when the fund’s performance was at the Performance

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Group 2 median and below the Performance Group 1, Performance Universe 1 and Performance Universe 1 medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the funds in each Expense Group and each Expense Universe and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group 1 and Expense Group 2 medians, the fund’s actual management fee was above the medians of the Expense Groups and Expense Universes and the fund’s total expenses were above the Expense Group 1 and Expense Universe 1 medians, at the Expense Group 2 median and below the Expense Universe 2 median.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager (s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

The Fund 35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined to renew the Agreement.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 146
———————
Nathan Leventhal (71)
Board Member (2009)
Principal Occupation During Past 5Years:
• Chairman of the Avery-Fisher Artist Program (1997-2014)
• Commissioner, NYC Planning Commission (2007-2011)
Other Public Company Board Membership During Past 5Years:
• Movado Group, Inc., Director (2003-present)
No. of Portfolios for which Board Member Serves: 52
———————
Robin A. Melvin (51)
Board Member (2014)
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 114

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Roslyn M. Watson (65)
Board Member (2014)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 70
———————
Benaree Pratt Wiley (68)
Board Member (2009)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Membership During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 70

INTERESTED BOARD MEMBERS

J. Charles Cardona (58)
Board Member (2014)†
Principal Occupation During Past 5Years:
• President and a Director of the Manager, Executive Vice President of the Distributor, President
of Dreyfus Institutional Services Division (2008-present)
No. of Portfolios for which Board Member Serves: 38
J. Charles Cardona is deemed to be an “interested person” (as defined in the Act) of the fund as a result of his affiliation with The Dreyfus Corporation.
———————
Gordon J. Davis (73)
Board Member (2012)
Principal Occupation During Past 5Years:
• Partner in the law firm of Venable LLP (2012-present)
• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-present)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-present)
No. of Portfolios for which Board Member Serves: 62
Gordon J. Davis is deemed to be an “interested person” (as defined in the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.
———————
Isabel P. Dunst (67)
Board Member (2014)
Principal Occupation During Past 5Years:
• Partner, Hogan Lovells LLP (1990-present)
No. of Portfolios for which Board Member Serves: 38
Isabel P. Dunst is deemed to be an “interested person” (as defined in the Act) of the fund as a result of her affiliation with Hogan Lovells LLP, which provides legal services to BNY Mellon and certain of its affiliates.
———————
† J. Charles Cardona was elected as a Board Member of the fund on February 27, 2014.
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
Clifford L.Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member
George L. Perry, Emeritus Board Member

The Fund 39

OFFICERS OF THE FUND (Unaudited)

The Fund 41

For More Information

Telephone 1-800-554-4611 or 1-516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Investments Division

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $31,594 in 2013 and $32,226 in 2014.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $9,508 in 2013 and $10,255 in 2014. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,841 in 2013 and $2,957 in 2014. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $10 in 2013 and $180 in 2014. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2013 and $0 in 2014.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $50,384,343 in 2013 and $23,307,177 in 2014.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Socially Responsible Growth Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    February 10, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    February 10, 2015

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    February 10, 2015

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)